UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2014

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2014, Hernan Vaisman, Group President, Flavors, of International Flavors & Fragrances Inc. (“IFF”), advised IFF that he will retire from his position, effective as of April 1, 2014. Mr. Vaisman will be succeeded in his role as Group President, Flavors by Matthias Haeni. Mr. Haeni has been with IFF since 2007 and currently serves as our Regional General Manager for Flavors Europe, Africa, and the Middle East (EAME).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of International Flavors & Fragrances Inc. dated February 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Kevin Berryman
	Name:	Kevin Berryman
	Title:	Executive Vice President and Chief Financial Officer

Date: February 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of International Flavors & Fragrances Inc. dated February 20, 2014